Derivatives	12 Months Ended
Dec. 31, 2013
Derivatives
Derivatives

6.  Derivatives

Coal Contracts

We use international coal forward contracts linked to forward Newcastle coal prices to help manage our exposure to variability in future international coal prices.  We use domestic coal futures contracts referenced to the 8800 Btu coal price sold from the PRB, as quoted on the Chicago Mercantile Exchange, to help manage our exposure to market changes in domestic coal prices. At December 31, 2013, we held coal derivative positions that are expected to settle in the following years (in thousands):

	2014	2015	2016	Total
International Coal Forward Contracts
Notional amount (tons)	1,488	344	132	1,964
Net asset position	$16,308	$7,416	$2,638	$26,362

Domestic Coal Futures Contracts
Notional amount (tons)	810	2,100	—	2,910

Amounts due to us or to the exchange as a result of changes in the market price of our open domestic coal futures contracts and to fulfill margin requirements are received or paid through our brokerage bank on a daily basis; therefore, there is no asset or liability on the consolidated balance sheets.

WTI Collars

We use costless collars to help manage our exposure to market changes in diesel fuel prices.  The collars are indexed to the West Texas Intermediate (“WTI”) crude oil price as quoted on the New York Mercantile Exchange.  As such, the nature of the collar does not directly offset market changes to our diesel costs.  Under a collar agreement, we pay the difference between the monthly average index price and a floor price if the index price is below the floor, and we receive the difference between the ceiling price and the monthly average index price if the index price is above the ceiling price.  No amounts are paid or received if the index price is between the floor and ceiling prices.  While we would not receive the full benefit of extreme price decreases, the collars mitigate the risk of extreme crude oil price increases and thereby increased diesel costs that would otherwise have a negative impact on our cash flow.

At December 31, 2013, we held the following WTI collars (in thousands except per barrel amounts):

Settlement	Notional	Weighted-Average per Barrel
Period	Amount	Floor	Ceiling
	(barrels)
2014	579	$71.41	$112.43

Offsetting and Balance Sheet Presentation

	December 31, 2013
	Gross Amounts of Recognized		Gross Amounts Offset in the Consolidated Balance Sheet		Net Amounts Presented in the Consolidated Balance Sheet
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

International coal forward contracts	$26,712	$(349)	$(349)	$349	$26,362	$—
WTI collars	58	—	—	—	58	—
Total	$26,770	$(349)	$(349)	$349	$26,420	$—

	December 31, 2012
	Gross Amounts of Recognized		Gross Amounts Offset in the Consolidated Balance Sheet		Net Amounts Presented in the Consolidated Balance Sheet
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

International coal forward contracts	$13,677	$(30)	$(30)	$30	$13,647	$—
WTI collars	138	—	—	—	138	—
Total	$13,815	$(30)	$(30)	$30	$13,785	$—

Net amounts of international coal forward contracts and WTI collar assets are included in the Derivative financial instruments line in the consolidated balance sheets.  Net amounts of WTI collar liabilities are included in other current liabilities in the consolidated balance sheets.  There were no cash collateral requirements at December 31, 2013 or 2012.

Derivative Gains and Losses

Derivative mark-to-market (gains) and losses recognized in the consolidated statement of operations and comprehensive income were as follows (in thousands):

	Year Ended
	December 31,
	2013	2012	2011
International coal forward contracts	$(25,952)	$(22,616)	$(2,275)
Domestic coal futures contracts	260	—	—
WTI collars	81	(138)	—
Total	$(25,611)	$(22,754)	$(2,275)

See Note 5 for a discussion related to the fair value of derivative financial instruments.